Variable Annuity Application

APPLICATION TO FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Complete this application and mail to:
First Security Benefit Life Insurance
and Annuity Company of New York
P.O. Box 2788, Topeka, KS 66601-9804

For  help  with  this  application,   or  for  more  information,   call  us  at
1-800-469-5304.

1  OWNER INFORMATION
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, ZIP Code

_________________________________________________________
Daytime Phone

_________________________________________________________
Evening Phone

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

2  JOINT OWNER INFORMATION
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, ZIP Code

_________________________________________________________
Daytime Phone

_________________________________________________________
Evening Phone

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

_________________________________________________________
Relationship to Owner

3  ANNUITANT INFORMATION

[ ] Same as Owner
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, ZIP Code

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

4  BENEFICIARIES

PRIMARY BENEFICIARIES

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

SECONDARY BENEFICIARIES


_________________________________________________________
Name

_________________________________________________________
Relationship to Owner


_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

                                             over, please

FSB200 (R1-98)                                15-68440-00

5  ALLOCATION OF PURCHASE PAYMENTS

Allocation of purchase payments - USE WHOLE PERCENTAGES NO LESS THAN 5%. ALLOCATIONS MUST TOTAL 100%.

[ ] [ ] [ ]%  NEW AMERICA GROWTH PORTFOLIO
[ ] [ ] [ ]%  INTERNATIONAL STOCK PORTFOLIO
[ ] [ ] [ ]%  MID-CAP GROWTH PORTFOLIO
[ ] [ ] [ ]%  EQUITY INCOME PORTFOLIO
[ ] [ ] [ ]%  PERSONAL STRATEGY BALANCED PORTFOLIO
[ ] [ ] [ ]%  LIMITED-TERM BOND PORTFOLIO
[ ] [ ] [ ]%  PRIME RESERVE PORTFOLIO
[ ] [ ] [ ]%  FIXED INTEREST ACCOUNT
------------
[1] [0] [0]%  TOTAL

6  METHOD OF PURCHASE

A.  [ ] BY CHECK
    Made payable to First Security Benefit Life Insurance and Annuity Company of New York.
    Amount
    $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]

B.  [ ] BY EXCHANGE
    From T. Rowe Price mutual fund account.
    Amount
    $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]

Name of Fund
[                                                            ]

Account Number
[ ][ ][ ][ ][ ][ ][ ][ ][ ]-[ ]

If you are establishing your account by exchange and your mutual fund ownership registration is not exactly the same as in Sections 1 and 2, please obtain a signature guarantee so that we may complete the transaction for you. Sign this form in the presence of an officer of a commercial bank (FDIC member), trust company, a member firm of the domestic stock exchange, or any other eligible guarantor institution as defined by the Securities Exchange Act of 1934. We cannot accept guarantees from notaries or others who will not provide reimbursement in case of fraud.

____________________________________________________________
Signature Guaranteed by:

____________________________________________________________
Name of Guaranteeing Institution

____________________________________________________________
Signature of Authorized Officer                     Date

C.  [ ] BY REPLACEMENT

    Will the annuity applied for here replace or change any life insurance or annuity?

    [ ] YES     [ ] NO

    If yes, please provide the information below and complete the Exchange Form:

____________________________________________________________
Company Name

____________________________________________________________
Policy Number

7  INDIVIDUAL RETIREMENT ANNUITIES

A. TRADITIONAL IRA

   Check the appropriate box below
   [ ] Contributory IRA  [ ] Rollover IRA  [ ] Transfer IRA

B. ROTH IRA

   Check the appropriate box below.
   [ ] Contributory IRA  [ ] Rollover from Traditional IRA
   [ ] Transfer from Roth IRA

C. IRA TAX YEAR

   For Contributory IRAs, indicate below the tax year for which the contribution is made.

   [ ] TAX YEAR ___________________________

8  SPECIAL INSTRUCTIONS

____________________________________________________________

____________________________________________________________

9  SIGNATURES

All statements made in this application are true to the best of my knowledge and belief. I agree that this application shall be part of the Variable Annuity Contract issued by First Security Benefit Life Insurance and Annuity Company of New York. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE EXTENT THEY ARE BASED ON THE INVESTMENT
EXPERIENCE OF THE SELECTED SUBACCOUNTS. I have received and reviewed the prospectuses that describe the Contract and the underlying mutual funds. I understand that the Annuity Payout Date will be the later of: (1) the oldest Annuitant's seventieth birthday or (2) the fifth contract anniversary, unless instructed otherwise in the "Special Instructions" section above. I believe that this Contract will meet my financial objectives.

TAX IDENTIFICATION NUMBER CERTIFICATION*
Under penalties of perjury I certify that:

a) the number shown on this form is my correct taxpayer  identification  number;
   and

b) I am not subject to backup withholding because:

   1) I am exempt from backup withholding; or

   2) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or

   3) the IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.


____________________________________________________________
Owner's Signature                                     Date

____________________________________________________________
Location (City/State)

____________________________________________________________
Joint Owner's Signature                               Date

____________________________________________________________
Location (City/State)

*CERTIFICATION INSTRUCTIONS

You must strike out the language in Clause (b) above if the IRS has notified you that you ARE subject to backup withholding and you have not since received notice from the IRS that backup withholding has terminated.

First Security Benefit Life Insurance and Annuity Company of New York, 70 West Red Oak Lane, 4th Floor, White Plains, NY 10604

                                                                TRP605 (1/98)-NY